UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1403 N. Research Way, Orem, UT	84097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 299-4943

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company issued the Notes, the A&R Seller Note and the shares of the Company’s common stock (the “Common Stock”) issuable pursuant to the Exchange Transactions (the “Exchange Shares”) in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The Notes and the shares of Common Stock issuable upon conversion of the Notes, if any, the A&R Seller Note and the Exchange Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of Common Stock are issued upon conversion of the Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof because no commission or other remuneration is expected to be paid in connection with conversion of the Notes and any resulting issuance of shares of Common Stock. Initially, a maximum of 36,283,184 shares of the Common Stock may be issued upon conversion of the Notes based on the initial maximum conversion rate of 884.9557 shares of Common Stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 8.01. Other Events

Closing of Offering

On April 23, 2026, SunPower Inc. (the “Company”) closed its private offering (the “Offering”) of $41,000,000 aggregate principal amount of the Company’s 10.00% Convertible Senior Secured Notes due 2029 (the “Notes”), consisting of: (i) the sale and issuance of $24,000,000 aggregate principal amount of Notes to qualified institutional buyers; (ii) the sale and issuance of $1,000,000 principal amount of Notes to an institutional accredited investor; (iii) the issuance of $6,000,000 principal amount of Notes to entities affiliated with Thurman John “T.J.” Rodgers, the Company’s Chief Executive Officer and Chairman, in consideration for $6,000,000 previously funded to the Company pursuant to simple agreements for future equity; and (iv) the issuance of $10,000,000 aggregate principal amount of Notes in connection with the exchange of the promissory note originally issued by the Company to Chicken Parm Pizza LLC (“CPP”) on September 24, 2025 in connection with the Company’s acquisition of Sunder Energy (the “Seller Note”). The Company previously disclosed the Offering in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2026 (the “Offering 8-K”).

Execution and Delivery of Indenture for the Notes

In connection with the closing of the Offering, on April 23, 2026, the Company executed and delivered the Indenture relating to the Notes (the “Indenture”) among the Company, the guarantor named therein, and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”). The terms of the Indenture and the Notes issued pursuant to the Indenture were further summarized in the Offering 8-K, which summary is qualified in its entirety by reference to the executed Indenture attached as Exhibit 4.1 to this Current Report on Form 8-K, and such Exhibit 4.1 is incorporated herein by reference.

Pledge and Security Agreement; Patent Security Agreement; Trademark Security Agreement

Further, on April 23, 2026, the Company and the Collateral Agent entered into the Pledge and Security Agreement (the “Security Agreement”). Pursuant to the Security Agreement, the Notes are secured by a first-priority security interest in substantially all of the assets of the Company and any Guarantor, subject to certain exceptions and permitted liens. Pursuant to the Security Agreement, on April 23, 2026, the Company and the Collateral Agent entered into a separate Patent Security Agreement (the “Patent Security Agreement”) and Trademark Security Agreement (the “Trademark Security Agreement”) in connection with the grant of the first-priority security interest under the Security Agreement. The terms of the Security Agreement were further summarized in the Offering 8-K, which summary is qualified in its entirety by reference to the executed Security Agreement, Patent Security Agreement and Trademark Security Agreement attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and such Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 are incorporated herein by reference.

Closing of Transactions Under CPP Note Purchase Agreement; Issuance of A&R Seller Note

Pursuant to the Note Purchase Agreement entered into between the Company and CPP on April 21, 2026 (the “CPP Note Purchase Agreement”), in connection with the closing of the Offering, on April 23, 2026: (i) the Company paid $4,000,000 in cash to CPP and (ii) entered into an amended and restated Seller Note with CPP (the “A&R Seller Note”). The terms of the CPP Note Purchase Agreement and A&R Seller Note were further summarized in the Offering 8-K. The executed A&R Seller Note is attached to this Current Report on Form 8-K as Exhibit 4.2, and such Exhibit 4.2 is incorporated herein by reference.

Closing of Exchange Transactions

On April 23, 2026, the Company and certain holders of the Company’s 7.0% Convertible Senior Notes due 2029 (the “7.0% Notes”) closed the transactions under the exchange agreements executed on April 21, 2026 (the “Exchange Agreements”). In connection with the closings under the Exchange Agreements, the Company repurchased $21,250,000 aggregate principal amount of outstanding 7.0% Notes in exchange for (i) the issuance of an aggregate of 18,805,310 shares of Common Stock and (ii) the payment of approximately $456,438 of accrued interest payable under the exchanged 7.0% Notes (collectively, the “Exchange Transactions”). The Exchange Agreements and the Exchange Transactions were further summarized in the Offering 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Indenture dated April 23, 2026 between SunPower Inc., the Guarantor party thereto and U.S. Bank Trust Company, National Association+
4.2	Amended and Restated Promissory Note dated April 23, 2026 issued to Chicken Parm Pizza LLC*
10.1	Pledge and Security Agreement dated April 23, 2026 between SunPower Inc., the Guarantor party thereto and U.S. Bank Trust Company, National Association+
10.2	Patent Security Agreement dated April 23, 2026 between SunPower Inc, the Guarantor party thereto and U.S. Bank Trust Company, National Association+
10.3	Trademark Security Agreement dated April 23, 2026 between SunPower Inc, the Guarantor party thereto and U.S. Bank Trust Company, National Association+
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Portions of this exhibit are redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.

Dated: April 29, 2026

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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